UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 9, 2007

AURIGA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26013	84-1334687
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10635 Santa Monica Boulevard, Suite 125 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 461-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7—REGULATION FD

Item 7.01. Regulation FD Disclosure.

Auriga Laboratories, Inc., a Delaware Corporation (the “Company”), will be making presentations to certain members of the investment community and, in connection therewith, will advance a PowerPoint presentation and Investor Fact Sheet containing information for investors. The PowerPoint presentation and Investor Fact Sheet will be made available on the Company’s website at www.aurigalabs.com. The PowerPoint presentation and the Investor Fact Sheet are included as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SECTION 8—OTHER EVENTS

Item 8.01. Other Events.

The Company has accepted an invitation to make a presentation at the Roth Capital Conference in New York City on September 5, 2007.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

          (d)   Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document
99.1	Investor Presentation of Auriga Laboratories, Inc.
99.2	Investor Fact Sheet, Third Quarter 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auriga Laboratories, Inc.
Date: August 9, 2007	By: /s/ Charles R. Bearchell Charles R. Bearchell Chief Financial Officer